UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2007
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WATCHTOWER, INC.
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(Exact Name of Registrant as Specified in Its Charter)

NEVADA
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(State or Other Jurisdiction of Incorporation)

333-144943 (Commission File Number)	98-0523909 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580

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(Address of Principal Executive Offices)
(Zip Code)

888-251-3422
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01 Other Events

On August 24, 2007, Watchtower, Inc. (the “Registrant”) concluded and terminated its public offering held in accordance with the Registration Statement on Form SB-2, which was declared effective by the Securities and Exchange Commission on August 20, 2007. Although pursuant to the Registration Statement the offering could have remained open for as long as 180 business days after the date of the prospectus, the Registrant terminated the offering because it has raised sufficient funds to date and believed that additional funds would not have been raised pursuant to the offering. Prior to the conclusion of the offering, the Registrant had sold to 9 persons an aggregate of 900,000 shares of its common stock for a purchase price of $0.05 per share (amounting in the aggregate to $45,000.00).

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

(b) Pro forma financial information.

(c) Exhibits:

Exhibit 10.1  Form of Investment Confirmation for the offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATCHTOWER, INC.

Date: August 29, 2007	By:	/s/ Yisroel Guttfreund
Name: Yisroel Guttfreund
Title: President